Supplement to the
Fidelity® Export and Multinational Fund
October 29, 2005
Prospectus

The following information replaces the biographical information for Timothy Cohen found in the "Fund Management" section on page 21.

Victor Thay is vice president and manager of Export and Multinational Fund, which he has managed since October 2005. Since joining Fidelity Investments in 1995, Mr. Thay has worked as a research analyst and portfolio manager.

EXF-05-01 November 9, 2005
1.734045.114